Prospectus

                                 CSI Equity Fund
                                 Investor Shares
                                 Class C Shares

                              CSI Fixed Income Fund








                               [graphic omitted]








         Prospectus dated January 2, 2002, as revised October 10, 2002



This prospectus describes the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund" and collectively with the Equity Fund as the "Funds"). The Funds are each a separate series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The CSI Equity Fund offers four classes of shares, two of which, Investor Shares and Class C Shares are offered by this prospectus. Investor Shares are sold with a front-end sales charge and Class C Shares are sold with a reduced front-end sales charge and a contingent deferred sales charge. The CSI Fixed Income Fund offers one class of shares. The CSI Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The CSI Fixed Income Fund seeks current income by investing in debt securities.



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS

                                                           PAGE

Risk/Return Summary..........................................1
Fees and Expenses............................................5
Objectives and Strategies....................................7
Risks........................................................8
Management...................................................9
Shareholder Information.....................................10
Distributions and Taxes.....................................14
Distribution Arrangements...................................15
Financial Highlights........................................17

                               RISK/RETURN SUMMARY


EQUITY FUND


Investment Objective      Long-term growth of capital.

Principal Investment
Strategies           The Equity  Fund seeks to achieve  price  appreciation  by
                     investing   in   a   diversified    portfolio   consisting
                     primarily  of common  stocks.  The  primary  selection  of well-established,  large capitalized  companies throughout the world is  consistent  with the Equity  Fund's focus on
                     capital  preservation.   The  Equity  Fund  utilizes  both
                     value and growth oriented investment strategies in the security selection process.

Principal Risks      The  principal  risk of  investing  in the Equity  Fund is that the value of its investments are subject to market, economic and business risk that may cause the Equity
                     Fund's net asset  value  ("NAV") to  fluctuate  over time.
                     Therefore,  the  value of your  investment  in the  Equity
                     Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Equity Fund's objective.

                     The Equity Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                     An investment in the Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile You may want to invest in the Equity Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Equity Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information

The bar chart and table presented on Page 2 show how the Equity Fund has performed in the past and gives some indication of the risks of investing in the Equity Fund. Both assume that all dividends and distributions are reinvested in the Equity Fund. As of the date of this prospectus, the Equity Fund has not offered Class C Shares. The returns shown below are for Investor Shares of the Equity Fund. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Investor Shares of the Equity Fund has varied from year to year. Prior to May 23, 2001, Investor Shares of the Fund were sold without any sales charges. The bar chart figures don't include any sales charges that investors will pay when they buy or sell Investor Shares of the Equity Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Investor Shares of the Equity Fund for the periods ended December 31, 2001 to the Lipper Global Funds Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Equity Fund will perform in the future.

[bar chart goes here]

CSI Equity Fund - (Investor Shares)

1998   26.10%
1999   29.45%
2000   10.52%
2001  (15.56%)

[end bar chart]

The total return for the Equity Fund's Investor Shares for the nine months ended September 30, 2000 was (11.76%).

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (14.14%)(quarter ending March 31, 2001).

                           Average Annual Total Return
                        (for the periods ending December 31, 2001)

                                       One                    Since Inception
                                       Year                   (October 15, 1997)
                                      ------                  ------------------

Equity Fund-Investor Shares
   Before Taxes                       (15.56%)                  10.51%
   After Taxes
      on Distributions(1)             (16.38%)                  10.06%
   After Taxes on
          Distributions and Sale
      of Fund Shares(1)                (8.60%)                   8.67%
Investor Shares(2)                    (20.42%)                   8.97%
Class C Shares(3)                     (16.41%)                  10.25%
----------------------
Lipper Global
  Funds Index(4)                      (15.77%)                   2.54%

(1) After-tax returns presented are for Investor Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(2) These returns represent the performance of the Investor Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Investor Shares.
(3) These returns represent the performance of the Investor Shares but they have been restated to include the effect of the maximum 1.00% front-end sales charge payable on the purchase of Class C Shares and the effect of the 1.00% contingent deferred sales charge payable on redemptions of Class C Shares. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Equity Fund's Class C Share assets. Had the performance of the Investor Shares of the Equity Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.
(4) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Fund Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio in securities outside of the United States and may own U.S. securities as well. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

FIXED INCOME FUND

Investment Objective      Current income.

Principal Investment
Strategies           The Fixed  Income Fund seeks to achieve its  objective  by
                     investing   primarily   in   debt   securities,   such  as
                     obligations  issued or  guaranteed  by the  United  States
                     Government,     its     agencies,     authorities,     and
                     instrumentalities    ("U.S.    Government    Securities"),
                     municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Principal            Risk The principal risk of investing in the Fixed Income
                     Fund is that the value of its investments are subject to interest rate risk that may cause the NAV to fluctuate over time. Therefore, the value of the Fixed Income Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fixed Income
                     Fund's objective.

                     An investment in the Fixed Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation any other government agency.

Investor Profile You may want to invest in the Fixed Income Fund if you are seeking current income and are willing to accept share prices that may fluctuate over the short-term. The Fixed Income Fund will not be appropriate if you are seeking growth of capital over the long-term.

Performance Information

The bar chart and table presented on Page 4 show how the Fixed Income Fund has performed in the past and gives some indication of the risks of investing in the Fixed Income Fund. Both assume that all dividends and distributions are reinvested in the Fixed Income Fund. The bar chart shows how the Fixed Income Fund's performance has varied from year to year. The table compares the average annual total returns of the Fixed Income Fund for the periods ended December 31, 2001 to the Lipper Intermediate Investment Grade Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fixed Income Fund will perform in the future.

[bar chart goes here]

CSI Fixed Income Fund

1999       (3.75%)
2000       10.84%
2001        5.37%

[end bar chart]

The total return for the Fixed Income Fund for the nine months ended September 30, 2002 was 7.86%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42%(quarter ending September 30, 2001) and the lowest return for a calendar quarter was (2.21%) (quarter ending March 31, 1999).

                               Average Annual Total Return
                             (for the periods ending December 31, 2001)

                                        One        Since Inception
                                        Year       (January 27, 1998)
                                        ----       ------------------

CSI Fixed Income Fund
   Before Taxes                         5.37%           4.94%
   After Taxes on Distributions(1)      3.69%           3.27%
   After Taxes on Distributions
        and Sale of Fund Shares(1)      3.22%           3.12%
-----------------------------
Lipper Intermediate Investment
  Grade Index(2)                        8.21%           6.30%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 (2) The Lipper Intermediate Investment Grade Index is an unmanaged index. The Lipper Intermediate Investment Grade Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying funds that invest at least 65% of their assets in investment grade issues with dollar-weighted average maturities of five to ten years. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a Fund, plus any transaction costs associated with buying and selling the securities a Fund holds. These costs will reduce a portion of the gross income or capital appreciation a Fund achieves. Even small differences in these expenses can, over time, have a significant effect on a Fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in each of the Funds. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)
                                        Equity          Equity
                                        Fund            Fund          Fixed
                                        Investor        Class C       Income
                                        Shares          Shares        Fund
                                        ---------       --------      ------

Maximum Sales Charge (Load)
  Imposed on Purchases(1)               5.75%           1.00%         None
Maximum Deferred Sales Charge (Load)    2.00%(2)        1.00%(3)      None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions           None            None          None
Redemption Fees(4)                      None            None          None
Exchange Fees(4)                        None            None          None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                        Equity          Equity
                                        Fund            Fund          Fixed
                                        Investor        Class C       Income
                                        Shares          Shares        Fund
                                        --------        --------      -------

Management Fee                          1.00%           1.00%         1.00%
Distribution (12b-1)
  and Service Fees                      None            1.00%(5)      None
Other Expenses                          0.45%           0.45%         0.48%
                                        -----           -----         -----
Total Annual Fund Operating Expenses    1.45%           2.45%         1.48% (6)
                                        =====           =====         =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Investor Shares over $50,000, and the sales charge is waived for certain classes of investors.
(2) If you are in a category of investors who may purchase Investor Shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.
(3) A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within 360 days. The charge is a percentage of the net asset value at the time of purchase.
(4) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request. A shareholder may be charged a $10 fee for each telephone exchange.
(5) The Company has approved a Plan of Distribution for the Equity Fund's Class C Shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the"1940 Act"), providing for the payment of distribution and service fees to the distributor of the Fund. Class C Shares pay a maximum distribution and service fee of 1.00% of Class C Shares' average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees payable under Class C Shares ` Rule 12b-1 Plan and 0.25% represents shareholder servicing fees. The higher 12b-1 fees borne by Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
(6) The investment adviser has voluntarily agreed to waive fees and/or reimburse expenses so that the ratio of total operating expenses for the Fixed Income Fund do not exceed 1.00% of the average daily net assets through August 31, 2003.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund, you reinvest all dividends and distributions in additional shares of the Funds, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, and each Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                          1 Year         3 Years         5 Years        10 Years
                          ------         -------         -------        --------

Equity Fund -
   Investor Shares(1)(3)  $714           $1,007         $1,322          $2,210
   Class C Shares(2)      $446           $  856         $1,392          $2,858

Fixed Income Fund(4)      $151           $  468         $  808          $1,768

(1) The above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Investor Shares that an investor purchases. Accordingly, your actual expenses may vary. If you are in a category of investors who purchase Investor Shares without a front-end sales charge and you redeem your shares at the end of one year, your costs would be $348.
(2) With respect to the Equity Fund's Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase and the payment of the 1.00% contingent deferred sales charge at the time of redemption. If you hold Class C Shares, and you did not sell your shares during the periods indicated, your costs would be $100 less for the one year period.
(3) If you are in a category of investors who purchase Investor Shares without a front-end sales charge, and you hold your shares for more than one year, your costs would be:

                        1 Year           3 Years        5 Years         10 Years
                        ------           -------        -------         --------

Equity Fund
   Investor Shares      $148             $459           $792            $1,735

(4) Should the adviser continue the voluntary operating expense limitation for the periods shown below, your costs would be:

                       1 Year            3 Years        5 Years         10 Years
                       ------            -------        -------         --------

Fixed Income Fund      $102              $318           $552            $1,225

                            OBJECTIVES AND STRATEGIES

The Equity Fund

The Equity Fund's investment objective is to achieve long-term growth of capital. The Equity Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Equity Fund's outstanding voting securities. There is no assurance that the investment adviser will achieve the Equity Fund's investment objective.

The Equity Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Equity Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Equity Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Equity Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Equity Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Equity Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Equity Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the investment adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the investment adviser's decision making process. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.

The Fixed Income Fund

The Fixed Income Fund's investment objective is current income. The Fixed Income Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fixed Income Fund's voting securities. There is no assurance that the investment adviser will achieve the Fixed Income Fund's investment objective.

The Fixed Income Fund seeks to achieve its objective by investing primarily in debt securities, such as U.S. Government Securities, municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S. Under normal market conditions, the Fixed Income Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. In addition, under normal market conditions, at least 65% of the Fixed Income Fund's total assets will be invested in securities rated, at the time of purchase, Aa or higher by Moody's Investors Service, Inc. ("Moody's"); or AA or higher by Standard & Poor's Rating Group ("S&P"), or unrated securities which the investment adviser believes to be of comparable quality. The Fixed Income Fund may invest in lower rated securities in order to avail itself of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the investment adviser. Securities rated below investment grade entail greater risk than investment grade securities. After purchase by the Fixed Income Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

The selection of debt securities for the Fixed Income Fund is dependent upon the investment adviser's evaluation of those factors influencing interest rates. The investment adviser considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation. There are no restrictions on the maturity composition of the Fixed Income Fund. Under normal economic and market conditions, the Fixed Income Fund generally will hold its short-term securities or debt obligations until maturity and its other securities or obligations until market conditions, in the judgment of the investment adviser, make sale advantageous to the Fixed Income Fund. In either case, the Fixed Income Fund may sell such securities or obligations as required to meet requests for redemption of shares of the Fixed Income Fund. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the obligation is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company's fundamentals can no longer justify the price at which the stock trades.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. Fluctuations in the value of the investments will be reflected in the NAV of the Fixed Income Fund.

                                      RISKS

Stock Market Risk

The Equity Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Equity Fund may increase or decrease. The Equity Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Equity Fund may not perform as anticipated.

Foreign Investing Risk

The Funds' investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements For temporary defensive purposes, the Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Equity Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                                   MANAGEMENT

The Company

The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

The Adviser

CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the investments of the Funds pursuant to separate Investment Advisory Agreements. Under the Advisory Agreements, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Each Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of its average daily net assets. However, the Adviser has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fixed Income Fund in order to maintain the Fixed Income Fund's ratio of total operating expenses at an annual rate not to exceed 1.00%. This voluntary arrangement continues through August 31, 2003. During the fiscal year ended August 31, 2002, the Adviser received investment advisory fees from the Equity Fund at the annual rate of 1.00% of the Fund's average daily net assets, and received investment advisory fees from the Fixed Income Fund at the annual rate of 0.50% of the Fund's average daily net assets.

Portfolio Manager

Since the Equity Fund's inception on October 15, 1997 and the Fixed Income Fund's inception on January 27, 1998, Leland Faust has been primarily responsible for the day to day management of the Funds. Mr. Faust, who has been the President of the Adviser since its formation in 1978, is the President and Portfolio Manager of each Fund.

                             SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Equity Fund, the NAV of various classes may vary.

Investor Shares and Class C Shares of the Equity Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of Investor Shares and Class C Shares is equal to the NAV plus the applicable sales load. Shares of the Fixed Income Fund are bought or exchanged at the NAV next determined after a request has been received in proper form. Shares of the Funds held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of the Equity Fund. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Funds' securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class  Alternatives

The Equity Fund currently offers investors four different classes of shares, two of which, Investor Shares and Class C Shares are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Share Transactions

You may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting any broker authorized by the distributor to sell shares of the Funds, by contacting the Funds at (888) 826-2520 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Funds' transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Funds' shares, depending on your arrangement with the broker.

Minimum Investments

The minimum initial investment for each Fund is $1,000. Subsequent investments, for each Fund, must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

By Mail

For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the applicable Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing  by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (888) 826-2520 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This account application is required to complete the Funds' records. You will not have access to your shares until the Funds' records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Funds' procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable contingent deferred sales charge in the case of the Equity Fund. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Funds determine that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Funds receive a completed account application to permit the Funds to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature  Guarantees

To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. If you bring your account balance above $1,000 during this period, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Automatic Investment Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges

You may exchange all or a portion of your shares in each Fund for the shares of the same class of certain other funds having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. In the case of the Equity Fund, you won't pay a contingent deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a contingent deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination

Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared and paid annually for the Equity Fund and monthly for the Fixed Income Fund. Each of the Funds intends to distribute annually any net capital gains.

Distributions from a Fund will automatically be reinvested in additional shares of the same Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of a Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Funds' distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

Equity Fund - Investor Shares

Amount of Purchase             Sales Charge as a Percentage of  Dealer
                               -------------------------------- Discount
At the Public                   Offering        Net Amount      as Percentage of
Offering Price                  Price           Invested        Offering Price
---------------                 ---------       ----------      ----------------

Less than $50,000                  5.75%           6.10%          5.00%
$50,000 but less than $100,000     4.50%           4.71%          3.75%
$100,000 but less than $250,000    3.50%           3.63%          2.75%
$250,000 but less than $500,000    2.50%           2.56%          2.00%
$500,000 but less than $1,000,000  2.00%           2.04%          1.75%
$1,000,000 or more                 1.00%           1.01%          1.00%


Equity Fund - Class C Shares

                              Sales Charge              Broker-Dealer Percentage
                              ------------              ------------------------

All purchases                     1.00%                         1.00%

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1) purchase of Investor Shares if you were an Equity Fund shareholder prior to May 23, 2001;

(2)  reinvestment of income dividends and capital gain distributions;

(3)  exchanges of one Fund's shares for those of another Fund;

(4) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, Vontobel Fund Distributors, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(5) purchases of Fund shares by the Funds' distributor for their own investment account and for investment purposes only;

(6) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(7) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(8) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(10) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (888) 826-2520. All account information is subject to acceptance and verification by the Funds' distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Funds' management, such withdrawal is in the best interest of the Funds. An order to purchase shares is not binding on, and may be rejected by, the Funds until it has been confirmed in writing by the Funds and payment has been received. The Funds offer the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases of the Equity Fund's Investor Shares. Review the Statement of Additional Information (the "SAI") or call the Funds at (888) 826-2520 for further information.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for Class C Shares of the Equity Fund. Pursuant to the Rule 12b-1 Plans, the Equity Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Equity Fund finances these distribution and service activities through payments made to the Equity Fund's distributor. The fee paid to the Equity Fund's distributor is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class C Share expenses. Of this amounts, 0.75% represents distribution 12b-1 fees payable under the Equity Fund's Class C Rule 12b-1 Plan, and 0.25% represents shareholder service fees payable to institutions that have agreements with the Equity Fund's distributor to provide those services. Because these fees are paid out of Class C Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Communications

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Funds at (888) 826-2520.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of each Fund's operations or the period since each Fund began offering a particular class of shares. As of the date of this prospectus, the Equity Fund has not offered Class C Shares. The information in the Equity Fund table is for Investor Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in shares of a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Funds' financial statements, are included in the Funds' Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.


Equity Fund - Investor Shares

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                                      Period
                                            Years ended August 31,    ended
                                           ------------------------   August 31,
                                           2001      2000      1999   1998*
                                           ----      ----      ----   --------
Per Share Operating Performance
Net asset value, beginning of period        $18.37    $13.36    $ 9.88  $10.00
                                            ------    ------    ------  ------
Income from investment operations-
   Net investment income (loss)               0.01     (0.02)     (0.02)  0.02
   Net realized and unrealized gain
     (loss)on investments                    (3.45)     5.03       3.52  (0.14)
                                             ------    ------    ------ --------
   Total from investment operations          (3.44)     5.01       3.50  (0.12)
                                             ------    ------    ------  -------
Less distributions-
   Distributions from net investment income   -         -         (0.02)    -
   Distributions from capital gains          (1.31)     -             -     -
                                            -------  -------      ------ -------
   Total distributions                       (1.31)     -         (0.02)    -
                                            -------  -------      ------ -------
Net asset value, end of period              $13.62    $18.37     $13.36  $  9.88
                                            ======    ======     ======  =======

Total Return                               (19.32%)    37.50%     35.21% (1.20%)

Ratios/Supplemental Data
   Net assets, end of period (000's)      $104,283   $113,673   $52,924  $26,576
Ratio to average net assets-
   Expenses (A)                               1.45%      1.44%     1.50% 1.50%**
   Expenses-net (B)                           1.44%      1.44%     1.50% 1.49%**
   Net investment income (loss)               0.06%     (0.14%)   (0.15%)0.42%**
Portfolio turnover rate                      17.16%     22.69%    12.91%   8.16%

* Commencement of operations of the Investor Shares was October 14, 1997.
** Annualized
(A) The expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998 and for the year ended August 31, 2001.
(B) The expense ratio - net reflects the effect of the custodian fee credits the Equity Fund received for the period ended August 31, 1998 and for the year ended August 31, 2001.

Fixed Income Fund

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------



                                                                      Period
                                            Years ended August 31,    ended
                                           -------------------------  August 31,
                                            2001      2000      1999  1998*
                                            ----      ----      ----  ---------
1998*
Per Share Operating Performance
Net asset value, beginning of period        $ 9.92     $9.75    $10.48  $10.00
                                            ------     -----    ------  ------
Income from investment operations-
   Net investment income                      0.45      0.43      0.39    0.22
   Net realized and unrealized gain
    (loss) on investments                     0.45      0.18     (0.51)   0.26
                                             ------    ------    ------ ------
Total from investment operations              0.90      0.61     (0.12)   0.48
                                             ------    ------   ------- ------
Less distributions-
   Distributions from net investment income  (0.44)    (0.44)    (0.61)    -
   Distributions from capital gains              -         -         -     -
Total distributions                          (0.44)    (0.44)    (0.61)    -
                                             ------    ------    ------  -----
Net asset value, end of period              $10.38     $9.92    $ 9.75  $10.48
                                            ======     =====    ======  ======

Total Return                                  9.29%     6.39%   (1.31%)   4.80%

Ratios/Supplemental Data
   Net assets, end of period (000's)       $92,234   $64,671  $48,605  $33,900
Ratio to average net assets - (A)
   Expenses (B)                               0.98%     0.99%    1.00%   1.00%**
   Expenses- net (C)                          0.97%     0.99%    1.00%   1.00%**
   Net investment income                      4.37%     4.43%    4.22%   4.34%**
Portfolio turnover rate                       1.67%    11.52%    1.38%   0.00%

*     Commencement of operations January 27, 1998.
**    Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the year ended August 31, 2001, .50% for the year ended August 31, 2000,.50% for the year ended August 31, 1999, and .50% for the period ended August 31, 1998.
(B) The expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers for the year ended August 31, 2001.
(C) The expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the Fixed Income Fund received for the year ended August 31, 2001.

You'll find more information about the Funds in the following documents:

The Funds' annual and semi-annual reports will contain more information about the Funds and a discussion of the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Company's SAI dated January 2, 2002, as revised October 10, 2002 which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (888) 826-2520 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (888) 826-2520

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CSI Equity Fund
                                 Investor Shares
                                 Class C Shares
                              CSI Fixed Income Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus for the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund") dated January 2, 2002, as revised October 10, 2002. You may obtain the prospectus of the Funds, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (888) 826-2520.

The Funds' audited financial statements and notes thereto for the year ended August 31, 2002 and the unqualified report of Tait, Weller & Baker, the Funds' independent auditors, on such financial statements are included in the Funds' Annual Report to Shareholders for the year ended August 31, 2002 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (888) 826-2520.





The date of this SAI January 2, 2002, as revised October 10, 2002

                                TABLE OF CONTENTS
                                                               PAGE

General Information..............................................1
Investment Objectives............................................1
Strategies and Risks.............................................1
Investment Restrictions..........................................5
Management of the Company........................................7
Principal Holders of Securities.................................11
Investment Adviser and Advisory Agreements......................12
Management-Related Services.....................................13
Portfolio Transactions..........................................14
Capital Stock and Dividends.....................................16
Distribution....................................................17
Additional Information About Purchases and Sales................19
Tax Status......................................................22
Investment Performance..........................................24
Financial Information...........................................27

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Investor Shares and Class C Shares of the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"). As used in this SAI, the Equity Fund and the Fixed Income Fund are collectively referred to as the "Funds" and individually as a "Fund". Each Fund is a separate investment portfolio or series of the Company. Each Fund is a "diversified" series as that term is defined in the 1940 Act.

The Equity Fund is authorized to offer other classes of shares, Institutional Shares and Class A Shares, which are described in separate SAIs and related prospectuses. Each class of shares of the Equity Fund is substantially the same as they each represent an interest in the same portfolio of securities and only differ to the extent that they bear different expenses.

          ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of each Fund's investment objective and policies. Each Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Funds that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of each Fund at least sixty
(60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of the Equity Fund's net assets in equity securities and at least 80% of the Fixed Income Fund's net assets in debt securities.

                              INVESTMENT OBJECTIVES

The Equity Fund's investment objective is long-term growth of capital. The Fixed Income Fund's investment objective is current income. All investments entail some market and other risks and there is no assurance that a Fund's investment objective will be realized. You should not rely on an investment in a Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible Securities

The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Funds have to pay more for a convertible security than the value of the underlying common stock. The Equity Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants

The Equity Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

The assets of the Equity Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Equity Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Equity Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

U.S.  Government  Securities

The Funds may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Municipal Securities

The Fixed Income Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classification of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities

The Funds may invest in corporate debt securities. The Fixed Income Fund will invest in securities rated at the time of purchase Aa or higher by Moody's Investors Service, Inc. ("Moody's"); AA or higher by Standard & Poor's Ratings Group ("S & P"); or unrated securities which CSI Capital Management, Inc., the Funds' investment adviser (the "Adviser") believes to be of comparable quality. The Equity Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody's; BBB or higher by S & P; or unrated securities which, in the judgment of the Adviser, will be of comparable quality. Securities rated as BBB by S&P or Baa by Moody's are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities

The Funds may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds

International bonds are defined as bonds issued in countries other than the United States. The Fixed Income Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The Fixed Income Fund will invest in investment grade instruments that will bear the rating, at the time of purchase, of AA or higher by S&P or Aa or higher by Moody's, or unrated securities which the Adviser believes to be of comparable quality. However, the Fixed Income Fund reserves the right to invest its assets in lower rated securities (including unrated securities which the Adviser believes to be of such lower quality) as stated in the prospectus.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fixed Income Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fixed Income Fund may enter into repurchase commitments for investment purposes for periods of thirty (30) days or more. Such commitments involve investment risks similar to those of debt securities in which the Fixed Income Fund invests. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Miscellaneous

The Board of Directors may, in the future, authorize one or both of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Funds have adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of each Fund. As a matter of fundamental policy, each Fund may not:

     1) Invest in companies for the purpose of exercising management or control;

     (2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

     (3)  Purchase or sell commodities or commodity contracts;

     (4) Invest in interests in oil, gas, or other mineral exploration or development programs;

     (5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

     (6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666);

     (7) Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

     (8) Invest more than 25% of its total assets in securities of companies in the same industry;

     (9) Participate on a joint or a joint and several basis in any securities trading account;

     (10) Engage in short sales;

     (11) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

     (12) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

     (13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

     (14) Make loans, except that the Fixed Income Fund may enter into repurchase agreements secured by the U.S. Government or Agency securities.

     (15) Except as specified below, the Funds may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

     (1) Except with respect to a Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and (2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, a Fund may not:

     (1)  Invest more than 15% of its net assets in illiquid securities;

     (2)  Engage in arbitrage transactions; or

     (3)  Purchase or sell options.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. As of December 31, 2001, each director serves as a director for all funds within the Company. A director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk.

=========================================================================
Name, Address   PositionNumber  Principal Occupation(s)        Other
and Age         Held    of      During the Past 5 Years        Directorships
                With    Funds                                  by
                Company in                                     Directors
                and     Company                                and
                Tenure  Overseen                               Number
                                                               of Funds
                                                               in the
                                                               Complex
                                                               Overseen
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Interested Directors:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*John Pasco,    Chairman7       Mr. Pasco is Treasurer and a   Vontobel
III (1)         Director        Director of Commonwealth       Funds,
1500 Forest     and             Shareholder Services, Inc.,    Inc.-- 3
Avenue          Treasurer       ("CSS"), the Company's         Funds;
Richmond, VA    since           Administrator, since 1985;     The
23229           May,            President and Director of      World
(55)            1997            First Dominion Capital Corp.,  Insurance
                                ("FDCC"), the Company's        Trust - 1 Fund
                                underwriter since 1987;
                                Director and shareholder of
                                Fund Services, Inc., the
                                Company's Transfer and
                                Disbursing Agent since 1987;
                                President and Treasurer of
                                Commonwealth Capital Management,
                                Inc. since 1983 which also
                                owns an interest in
                                the investment manager of
                                The New Market Fund
                                and an interest in the
                                investment adviser to the
                                Third Millennium Russia
                                Fund, two other funds of
                                the Company; President of
                                Commonwealth Capital
                                Management, LLC, since
                                December, 2000, a
                                registered investment
                                adviser; Shareholder of
                                Commonwealth Fund Accounting,
                                Inc., which provides bookkeeping
                                services; and Chairman,
                                Director and Treasurer of
                                Vontobel Funds, Inc.,
                                a registered investment
                                company, since March,
                                1997. Mr. Pasco is also a
                                certified public accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Samuel Boyd,    Director7       Mr. Boyd is Manager of the     Vontobel
Jr.             since           Customer Services Operations   Funds,
10808 Hob Nail  May,            and Accounting Division of     Inc.-- 3
Court           1997            the Potomac Electric Power     Funds;
Potomac, MD                     Company since August, 1978;    The
20854                           and Director of Vontobel       World
(60)                            Funds, Inc., a registered      Insurance
                                investment company, since      Trust -
                                March, 1997.  Mr. Boyd is      1 Fund
                                also a certified public
                                accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
William E.      Director7       Mr. Poist is a financial and   Vontobel
Poist           since           tax consultant through his     Funds,
5272 River Road May,            firm Management Consulting     Inc.-- 3
Bethesda, MD    1997            for Professionals since 1968;  Funds;
20816                           Director of Vontobel Funds,    The
(64)                            Inc., a registered investment  World
                                company, since March, 1997.    Insurance
                                Mr. Poist is also a certified  Trust -
                                public accountant.             1 Fund
=========================================================================
-------------------------------------------------------------------------
Paul M.         Director7       Mr. Dickinson is President of  Vontobel
Dickinson       since           Alfred J. Dickinson, Inc.      Funds,
8704            May,            Realtors since April, 1971;    Inc.-- 3
Berwickshire    1997            and Director of Vontobel       Funds;
Drive                           Funds, Inc., a registered      The
Richmond, VA                    investment company, since      World
23229                           March, 1997.                   Insurance
(53)                                                           Trust -
                                                               1 Fund
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Officers:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*F. Byron       SecretarN/A     Mr. Parker is Secretary of     N/A
Parker, Jr.     since           CSS and FDCC since 1986;
1500 Forest     May,            Secretary of Vontobel Funds,
Avenue          1997            Inc., a registered investment
Suite 222                       company, since March, 1997;
Richmond, VA                    and partner in the law firm
23229                           Parker and McMakin Law Group.
(57)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*Jane H.        Vice    N/A     Ms. Williams is the President  N/A
Williams        President       of Sand Hill Advisors, Inc.
3000 Sand Hill  of the          since August, 2000 and was
Road            Company         the Executive Vice President
Suite 150       and             of Sand Hill Advisors, Inc.
Menlo Park, CA  President       since 1982.
94025           of the
(52)            Sand
                Hill
                Portfolio
                Manager
                Fund
                series
                since
                May,
                1997
-------------------------------------------------------------------------
-------------------------------------------------------------------------
* Leland H.     PresidenN/A     Mr. Faust is President of CSI  N/A
Faust           of the          Capital Management, Inc.
One Montgomery  CSI             since 1978.  Mr. Faust is
St.             Equity          also a partner in the law
Suite 2525      Fund            firm Taylor & Faust since
San Francisco,  series          September, 1975.
CA 94104        and
(54)            the
                CSI
                Fixed
                Income
                Fund
                series
                since
                October,
                1997
-------------------------------------------------------------------------
-------------------------------------------------------------------------
* Franklin A.   Vice    N/A     Mr. Trice is President of      N/A
Trice, III      President       Virginia Management
P. O. Box 8535  of the          Investment Corp. since May,
Richmond, VA    Company         1998; and a registered
23226-0535      and             representative of FDCC, the
(37)            President       Company's underwriter since
                of the          September, 1998.  Mr. Trice
                New             was a broker with Scott &
                Market          Stringfellow from March, 1996
                Fund            to May, 1997 and with
                series          Craigie, Inc. from March,
                since           1992 to January, 1996.
                October,
                1998
=========================================================================
* John T.       Vice    N/A     Mr. Connor is President of     N/A
Connor, Jr.     President       Third Millennium Investment
1185 Avenue of  of the          Advisors, LLC since April
the Americas,   Company         1998; and Chairman of ROSGAL
32nd Floor      and             Insurance since 1993.
New York, NY    President
10036           of the
(60)            Third
                Millennium
                Russia
                Fund
                series
                since
                October,
                1998
-------------------------------------------------------------------------
-------------------------------------------------------------------------
* Steven T.     Vice    N/A     Mr. Newby is President of      N/A
Newby           President       Newby & Co., a NASD
555 Quince      of the          broker/dealer since July,
Orchard Rd      Company         1990; and President of xGENx,
Suite 610       and             LLC since November, 1999.
Gaithersburg,   President
MD 20878        of the
(54)            GenomicsFund.com
                series
                since
                March,
                2000
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Derwood S.      Vice    N/A     Mr. Chase is President of      N/A
Chase, Jr.      President       Chase Investment Counsel
300 Preston     of the          Corporation and its
Avenue, Suite   Company         predecessor, since 1957.
403             and
Charlottesville,President
VA 22902-5091   of the
(70)            Chase
                Mid-Cap
                Growth
                Fund
                since
                August,
                2002
=========================================================================

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is an affiliate of two other investment advisers to funds offered by the Company; (3) he owns FDCC, the principal underwriter of the Company; and (4) he owns or controls the Company's various service providers.

Each Director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a Director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

As of December 31, 2001, the directors beneficially owned the following dollar range of equity securities in each Fund as indicated below:

======================================================================
Name of Director  Dollar Range of Equity   Aggregate Dollar Range of
                    Securities in the      Equity Securities in All
                       Equity Fund           Funds of the Company
                                           Overseen by the Director
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III  $1-$10,000               Over $100,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr. $1-$10,000               $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul Dickinson   $1-$10,000               $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
William Poist    $1-$10,000               $10,001-$50,000
======================================================================


======================================================================
Name of Director  Dollar Range of Equity   Aggregate Dollar Range of
                 Securities in the Fixed   Equity Securities in All
                       Income Fund           Funds of the Company
                                           Overseen by the Director
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III  $1-$10,000               Over $100,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr. $1-$10,000               $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul Dickinson   $1-$10,000               $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
William Poist    $1-$10,000               $10,001-$50,000
======================================================================

Compensation of Directors

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

======================================================================
Name    of    Person, Aggregate  Pension or   Estimated   Total
Position              CompensatioRetirement   Annual      Compensation
                      From the   Benefits     Benefits    from Fund
                      Company    Accrued As   Upon        and Fund
                      (1)        Part of      Retirement  Complex
                                 Fund                     Paid to
                                 Expenses                 Directors(2)
----------------------------------------------------------------------
----------------------------------------------------------------------
John   Pasco,    III, $-0-       N/A          N/A         $-0-
Chairman
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel   Boyd,   Jr., $2,000     N/A          N/A         $15,750
Director
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul  M.   Dickinson, $2,000     N/A          N/A         $15,750
Director
----------------------------------------------------------------------
----------------------------------------------------------------------
William   E.   Poist, $2,000     N/A          N/A         $15,750
Director
======================================================================

 (1) This amount represents the aggregate amount of compensation paid to the directors for service on the Board of Directors for the Funds' fiscal year ended August 31, 2001.

(1) This amount represents the aggregate amount of compensation paid to the directors by all funds offered by the Company for the fiscal year or period ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Sales Load

No front-end or contingent deferred sales charge are applied to purchase of the Equity Fund's Investor Shares or Class C Shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

Policies Concerning Personal Investment Activities

The Fund, the investment adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permits investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of September 30, 2002, the following persons owned of record shares of the Equity Fund's Investor Shares in the following amounts:

Name and Address               Number of Shares          Percentage of Fund

Charles Schwab                 5,741,005.191             93.038%
101 Montgomery Street
San Francisco, CA 94104



As of September 30, 2002, the following persons owned of record shares of the Fixed Income Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund

Charles Schwab                 9,194,144.197             91.798%
101 Montgomery Street
San Francisco, CA 94104

Suntrust Bank C/F                587,985.334              5.871%
A/C 11011151125640
P.O. Box 105870 CTR 3144
Atlanta, GA 30348-5870

As of September 30, 2002, the directors and officers of the Company as a group owned less than 1.00% of the Equity Fund's outstanding shares.

As of September 30, 2002, the directors and officers of the Company as a group owned less than 1.00% of the Fixed Income Fund's outstanding shares.

               INVESTMENT ADVISER AND ADVISORY AGREEMENT

CSI Capital Management, Inc., 445 Bush Street, 5th Floor, San Francisco, California 94108-3725, is the Funds' investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm. Leland Faust, a Vice President of the Company, is the sole owner of the Adviser. Mr. Faust, who has been President of the Adviser since 1978, is the President of each Fund, and is the portfolio manager for each Fund.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). Unless sooner terminated, each Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. Each Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Each Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of such Fund's average daily net assets. With respect to the Fixed Income Fund, the Adviser has voluntarily agreed to waive its advisory fee or make payments to limit the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.00% of average daily net assets through August 31, 2002. During the fiscal year ended August 31, 2001, $1,143,717 and $746,600 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively, and the Adviser waived fees in the amount of $373,300 for the Fixed Income Fund pursuant to the voluntary expense limitation agreement. During the fiscal year ended August 31, 2000, $805,999 and $573,570 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively, and the Adviser waived fees in the amount of $286,785 for the Fixed Income Fund pursuant to the voluntary expense limitation agreement. During the fiscal year ended August 31, 1999, $409,260 and $206,304 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively.

Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Funds. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to separate Administration Agreements with the Company (the "Administrative Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Funds and supervises all aspects of the operation of the Funds except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly, at the annual rates of 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the fiscal year ended August 31, 2001, CSS received fees of $198,444 and $143,054 from the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 2000, CSS received fees of $137,623 and $105,416 from the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 1999, CSS received fees of $79,686 and $82,522 from the Equity Fund and the Fixed Income Fund, respectively.

Custodian

Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Equity Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by a Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement(the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Funds and its investment transactions; maintaining certain books and records of the Funds; determining daily the net asset value per share of the Funds; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received fees from the Equity Fund of $43,640 and $19,363 for the fiscal years ended August 31, 2001 and 2000, respectively; and CFA received fees from the Fixed Income Fund of $43,640 and $16,352 for the fiscal years ended August 31, 2001 and 2000, respectively.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Investor Shares and Class C Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of contingent deferred sales charges upon the redemption of Investor Shares and Class C Shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI. During the fiscal year ended August 31, 2001, FDCC received $1,640 in connection with the sale of Investor Shares of the Equity Fund.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for such Fund. The debt securities purchased by the Funds (especially the Fixed Income Fund) are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from or sold to dealers includes a dealers' mark-up or mark-down.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause a Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

----------------------------------------------------------------------
                                 Years ended August 31,
----------------------------------------------------------------------
----------------------------------------------------------------------
       Fund              1999             2000             2001
----------------------------------------------------------------------
----------------------------------------------------------------------
Equity Fund            $35,527          $61,495          $94,721
----------------------------------------------------------------------
----------------------------------------------------------------------
Fixed Income Fund      $ - 0 -          $ - 0 -          $ - 0 -
----------------------------------------------------------------------

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Funds' portfolio whenever necessary, in the Adviser's opinion, to meet such Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 to the Fixed Income; and 50,000,000 shares to the Equity Fund. With respect to the Equity Fund, the Company has further reclassified those shares as follows:
15,000,000 shares for Class A Shares of the Equity Fund, 10,000,000 shares for Institutional Shares of the Equity Fund, 10,000,000 shares for Class C Shares of the Equity Fund and 15,000,000 shares for Investor Shares of the Equity Fund.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Institutional, Class C and Investor Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan

The Board of Directors of the Company have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in a Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another fund.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per Investor Shares of the Equity Fund, using the value of the Equity Fund's net assets attributable to Investor Shares and the number of outstanding Investor Shares of the Equity Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75%, is as follows:

==========================================
        Equity Fund Investor Shares
------------------------------------------
------------------------------------------
Net Assets                  $104,282,723
------------------------------------------
------------------------------------------
Outstanding Shares             7,655,382
------------------------------------------
------------------------------------------
Net Asset Value Per Share   $      13.62
------------------------------------------
------------------------------------------
Sales Charge (5.75% of the
offering price)             $       0.83
------------------------------------------
------------------------------------------
Offering Price to Public    $      14.45
==========================================

Plan of Distribution

The Equity Fund has a Distribution 12b-1 Plan (the ""12b-1 Plan") for its Class C Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plan provide that the Equity Fund will pay a fee to the Distributor at an annual rate of 0.75% of the average daily net assets attributable to the Equity Fund's outstanding Class C Shares. As of the date of this SAI, the Equity Fund had not yet offered Class C Shares. Accordingly, no fees were paid pursuant to the 12b-1 Plan for the fiscal year ended August 31, 2001.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment Company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provide that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provide that they may not be amended to increase materially the costs which Class C Shares of the Equity Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Equity Fund and holders of Class C Shares. The 12b-1 Plan are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class C Shares of the Equity Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class C Shares of the Equity Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

Shareholder Servicing Plan

The Equity Fund has adopted a shareholder service plan on behalf of it Class C Shares. Under a shareholder services plan, the Equity Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment "sweep" functions; and
8) furnishing investment advisory services.

Because the Fund's Class C Shares have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Equity Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Equity Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Equity Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

The Equity Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Equity Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Equity Fund and any compensation the authorized firm may receive directly from its clients.

            ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

The Funds reserve the right to reject any purchase order and to suspend the offering of shares of one or both of the Funds. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

You may purchase shares of the Funds directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of Investor Shares of the Equity Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding such Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Investor Shares of the Equity Fund.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Funds on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Funds by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Statement of Intention

The reduced sales charges and public offering price applicable to Investor Shares of the Equity Fund set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period, plus; (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, each Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Company employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Company from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2.    Simplified  Employee  Pension  Plans  (SEPs).  SEPs  are a form of
      retirement   plan   for   sole   proprietors,   partnerships   and
      corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (888) 826-2520. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

The Funds receive income generally in the form of dividend, interest and other income on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains

The Funds may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Equity Fund has a capital loss carryforward of $5,571,878 available to offset future capital gains, if any, which expires in 2009. The Fixed Income Fund has a capital loss carryforward of $12,747 available to offset future capital gains, if any, which expires in 2009.

Effect of Foreign Investments on Distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of Foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

Because the Fixed Income Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the inter-corporate dividends-received deduction. None of the dividends paid by the Fixed Income Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Because the Equity Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Equity Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Equity Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                          6
           Yield= 2[(a-b+1) -1]
                     ---
                     cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares outstanding during
           the period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of
           the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance

Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
           P(1+ T) = ERV

Where:

P    =   a hypothetical initial payment $1,000
T    =   average annual total return
n    =   number of years (l, 5 or 10)
ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Prior to the date of this SAI, the Equity Fund did not offer Class C Shares. Accordingly, no performance information is provided for Class C Shares. Based on the foregoing, each Fund's average annual total return for the periods or years indicated would be:

                                     Periods ended August 31,2001
                       ---------------------------------------------------------
Fund                   One Year       Five Years     Ten Years   Since Inception
-----------------      --------       ----------     ---------   ---------------
Equity Fund -
  Investor Shares      (24.01%)        N/A            N/A        9.03%(1)
Fixed Income Fund        9.29%         N/A            N/A        5.26%(2)

(1)   Commencement of operations was October 15, 1997.
(2)   Commencement of operations was January 27, 1998.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rte for short-term capital gains distributions and long-term capital gain rte for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (888) 826-2520
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2002 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds' independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.